Fourth Quarter 2023 Earnings Presentation March 28, 2024

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More information on potential factors that could affect the Company's financial results is included from time to time in the Company's public reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this Presentation are based upon information available to the Company as of the date of this Presentation and speak only as of the date hereof. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. USE OF PROJECTIONS This Presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, and Adjusted Gross Profit has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. A reconciliation of these non-GAAP financial measures to the closest GAAP measure is included in the Appendix to the Presentation. You should review the Company’s audited financial statements prepared in accordance with GAAP, which are included in its Annual Report on Form 10-K filed with the SEC. Forward-looking non-GAAP financial measures are presented without reconciliations to GAAP measures because the GAAP financial measures are not accessible on a forward-looking basis, and reconciling information is not available without unreasonable effort due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. TRADEMARKS This Presentation contained trademarks, service marks, trade names, and copyrights of, the Company, and other companies, which are the property of their respective owners. The information contained herein is as of March 28, 2024 and does not reflect any subsequent events. Forward-Looking Statements and Non-GAAP Financial Results 2

FAST FACTS Founded in 2004 (went public in 2020) 480 patents & pending patent applications 15 partnerships with major brands and distributors 257 Teammates 2018 and 2020 recipient of PLASTICS Innovation in Bioplastics Award Locations in Georgia, Kentucky and New York Manufacturer and developer of PHA biopolymers and PHA-based biodegradable resins marketed under the NODAX® brand. Provider of responsible and sustainable alternatives to petroleum-based plastics across many end-use applications. 3

Previously announced cutlery award expected to require ~20 million pounds of annual volume of Nodax® cutlery resins; first shipments anticipated mid-year 2024. Opportunities for the above cutlery award poised to expand into new geographical regions and additional end-product categories. Delta Cafés launching industrial-compostable coffee pods made from Nodax® -based resin. First commercial shipment made during first quarter 2024. Extension of research and development arrangement with Mars Wrigley for the development of compostable packaging within their Food and Nutrition and Petcare product portfolios. Completed JDA with Pepsi to create home compostable multi-layer films for use in snack food packaging Signed JDA with large QSR to develop lids and coated paper containers. Development of PHA biodegradable fishing lures is nearing completion; full-scale testing expected by mid 2024. Recent Customer & Business Development Highlights 4

Lead Evaluation Pre-Commercial Launch Material Selection Trials R&D / Product Development Certification Work Market Testing Regulatory Initial Sample New leads are screened by sales first, then a joint committee with R&D & sales if necessary; many do not make it past this stage 1 – 5 Years 6 Months – 2 Years 3 - 6 Months Sales Cycle 1 – 5 Years 5

Material Selection ~ 85 customers currently in “Material Selection” zone. Material selection zone is an iterative process, not necessarily a linear process. Sales Cycle (continued) Material Selection Trials R&D / Product Development Certification Work Market Testing Regulatory Initial Sample 6

Q4 and Full Year 2023 Financial Summary FY23 sales overall decreased compared to FY22 driven by higher PHA sales of $1.8M, which did not fully offset lower PLA sales of ($6.1M) due to the impact of the Ukraine conflict. Increased adjusted gross loss primarily reflects increased fixed costs associated with additional capacity in Kentucky. Lower R&D and SG&A spending reflects successful, comprehensive cost control initiatives. Full Year Comments Financial Summary 7

Adjusted EBITDA guidance range of $(22) million to $(32) million. Capital expenditures guidance range of $8 million to $10 million. Ending cash balance for fiscal 2024 in the range of $20 million to $25 million. Guidance reflects anticipated timing of revenues associated with customer product launches. 8 Fiscal 2024 Guidance Summary PHA-Based Resin Sales PLA Profit Contribution Total Gross Margin SG&A & R&D As % of Sales 2024E Adj EBITDA of ($32) – ($22) Million PHA Gross Margin Near-Term Path to Profitability Change vs 2023A

Appendix

Adjusted EBITDA Reconciliation 10

Adjusted Gross Profit Reconciliation 11

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